UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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NASTECH PHARMACEUTICAL COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR
PROPOSAL NO. 1:
DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 2
PROPOSAL NO. 3
PROPOSAL NO. 4
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
COMPARISON OF STOCK PERFORMANCE
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNEX A
ANNEX B

NASTECH PHARMACEUTICAL COMPANY INC.
3450 Monte Villa Parkway
Bothell, Washington 98021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [__________] , 2005 AT 9:00 A.M. (Eastern Daylight Time)

     TO THE STOCKHOLDERS OF NASTECH PHARMACEUTICAL COMPANY INC.:

     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of NASTECH PHARMACEUTICAL COMPANY INC. (the “Company”) will be held on [__________], 2005, at 9:00 A.M. Eastern Daylight Time, at The University Club, 1 West 54th Street, New York, New York 10019 to consider and vote on the following proposals:

1.	To elect eleven (11) persons to the Board of Directors of the Company, each to hold office until the 2006 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;

2.	To consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the ensuing year;

3.	To consider and vote upon a proposal to change the capital structure of the Company by increasing the number of authorized shares of common stock from 25,000,000 to 50,000,000; and

4.	To adopt the Proposed Restated Certificate of Incorporation of the Company, which would include certain changes to modernize, clarify and otherwise make the Company’s current Certificate of Incorporation consistent with the Company’s Amended and Restated Bylaws and Delaware law.

     The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record as of the close of business on [__________], 2005 are entitled to notice of and to vote at the Annual Meeting. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

By Order of the Board of Directors,

Gregory L. Weaver
Secretary

[__________], 2005
Bothell, Washington

     THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY’S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES AND RETURN IT TO THE COMPANY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

NASTECH PHARMACEUTICAL COMPANY INC.
3450 Monte Villa Parkway
Bothell, Washington 98021

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS
To be held [__________], 2005 at 9:00 a.m. (Eastern Daylight Time)

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of NASTECH PHARMACEUTICAL COMPANY INC. (the “Company”), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on [__________], 2005, at 9:00 A.M. Eastern Daylight Time, at The University Club, 1 West 54th Street, New York, New York 10019, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card, are being mailed to stockholders on or about [__________], 2005.

Solicitation and Voting Procedures

     Solicitation. The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company’s common stock, par value $0.006 per share (the “Common Stock”). The Company intends to use the services of Morrow & Co., Inc., 445 Park Avenue, 5th Floor, New York, New York, 10022, in soliciting proxies and, as a result, the Company expects to pay an amount not to exceed $7,500, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically, electronically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

     Voting. Stockholders of record may authorize the proxies named in the enclosed proxy card to vote their shares of Common Stock by mail by marking the enclosed proxy card, signing and dating it, and returning it in the postage-paid enveloped provided.

     Revocability of Proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to Gregory L. Weaver, Secretary, Nastech Pharmaceutical Company Inc., 3450 Monte Villa Parkway, Bothell, Washington 98021, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.

     Voting Procedure. The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on [__________], 2005 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were [___] shares of Common Stock outstanding. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

     Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2, 3 and 4. Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the

Annual Meeting. Abstentions will have no effect on the outcome of the election of directors, but will be counted as a vote AGAINST the ratification of KPMG LLP as the Company’s independent registered public accountants for the ensuing year, AGAINST the proposed increase in the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 and AGAINST the adoption of the proposed Restated Certificate of Incorporation. Broker non-votes will have no effect on the outcome of the election of directors or the ratification of KPMG LLP as the Company’s independent registered public accountants, but will be counted as a vote AGAINST the proposed increase in the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 and AGAINST the adoption of the proposed Restated Certificate of Incorporation. A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Conduct Rule 2260 of the Nasdaq National Stock Market (“Nasdaq”) states that member organizations are not permitted to give proxies when instructions have not been received from beneficial owners, provided, however, that a member organization may give proxies when instructions have not been received from beneficial owners if given pursuant to the rules of a national securities exchange to which the member is also responsible. Under Rule 452 of the New York Stock Exchange (the “NYSE”), which governs brokers who are voting with respect to shares held in street name, a broker may have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, the ratification of independent registered public accountants and increases in authorized common stock for general corporate purposes. Accordingly, a broker that is a member organization of Nasdaq will not be permitted to vote a properly executed proxy when no instructions have been given, unless such broker is also a member of the NYSE, in which case such broker would have the discretion to vote the proxy for Proposal Nos. 1, 2 and 3 in accordance with Rule 452 of the NYSE, but will not have discretion to cast a vote on Proposal No. 4.

     On each matter properly presented for consideration at the Annual Meeting, stockholders will be entitled to one vote for each share of Common Stock held. Stockholders do not have cumulative voting rights in the election of directors. For the election of directors, the nominees who receive a plurality of votes from the shares present and entitled to vote at the Annual Meeting will be elected. For the ratification of the Company’s independent registered public accountants, the vote of a majority of the shares present and entitled to vote is required. For the increase in the number of authorized shares of Common Stock and the adoption of the proposed Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required.

     If any other matters are properly presented for consideration at the meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

     The Board of Directors currently consists of nine (9) members. The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the Board of Directors shall consist of not less than five (5) members and not more than eleven (11) members. On March 28, 2005, the Board of Directors voted in accordance with the Company’s Bylaws to expand the Board of Directors by two persons to eleven (11) members and to place before the stockholders at the Annual Meeting nominees to be elected to the Board of Directors to fill the two vacancies created by this expansion.

     At the Annual Meeting, eleven (11) directors are to be elected by the holders of the Common Stock to serve until the 2006 annual meeting of the Company’s stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors, acting upon the unanimous recommendation of its Nominating Committee, has nominated Dr. Steven C. Quay, Susan B. Bayh, J. Carter Beese, Jr., Alexander D. Cross, Ph.D., Dr. Ian R. Ferrier, Myron Z. Holubiak, Leslie D. Michelson, John V. Pollock, Gerald T. Stanewick, Bruce R. Thaw and Devin N. Wenig for election to the Board of Directors at the Annual Meeting. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with the Company’s Bylaws.

Nominees

     The following information is submitted concerning the nominees for election as directors based upon information received by the Company from such persons:

     Dr. Steven C. Quay. Dr. Quay has been employed by the Company since August 2000 as Chairman of the Board, President and Chief Executive Officer. In 1999, Dr. Quay founded and was Chairman, President and Chief Executive Officer of Atossa Healthcare, Inc. (“Atossa”), which focused on the development of a proprietary platform of diagnostics and treatments related to breast cancer risk assessment and therapeutics and other healthcare products for women. We acquired Atossa in August 2000. In 1991, Dr. Quay founded Sonus Pharmaceuticals, Inc. (“Sonus”), a company engaged in the research and development of drug delivery systems and oxygen delivery products based on emulsion and surfactant technology, where he served as Chief Executive Officer, President and a director until June 1999. In 1984, Dr. Quay founded Salutar, Inc. (“Salutar”) to develop contrast agents for magnetic resonance imaging. Two pharmaceuticals, OmniScan® and TeslaScan®, were invented by Dr. Quay at Salutar and are now FDA-approved for sale in the United States and other countries. Dr. Quay has authored more than 100 papers in diagnostic imaging, oncology and biochemistry and holds 48 U.S. patents. Dr. Quay graduated from the University of Michigan Medical School, where he received an M.A. and a Ph.D. in biological chemistry in 1974 and 1975, respectively, and an M.D. in 1977. Dr. Quay completed his post-graduate work in the chemistry department of Massachusetts Institute of Technology and received his residency training at Massachusetts General Hospital, Harvard Medical School in Boston. From 1980 to 1986, he was a faculty member of Stanford University School of Medicine. Dr. Quay serves as a member of the Board of Directors pursuant to an agreement with the Company set forth in his employment agreement. See “Certain Relationships and Related Transactions – Contractual Arrangements.”

     Susan B. Bayh. Mrs. Bayh, a new nominee to the Board of Directors, currently serves on the boards of directors of Curis, Inc., a therapeutic drug development company, Dendreon Corporation, a therapeutic drug development company, Dyax Corp., a biopharmaceutical company, Emmis Communications, a diversified media company and Wellpoint, Inc., a Blue Cross/Blue Shield company. Previously, Mrs. Bayh also served on the boards of directors of Cubist Pharmaceuticals, Inc., a pharmaceutical company, from 2000 to 2004, and Esperion Therapeutics, Inc., a biopharmaceutical company, from 2000 to 2003. From 1994 to 2004, she was a Distinguished Visiting Professor at the College of Business Administration at Butler University in Indianapolis, Indiana. From 1994 to 2000, she was a Commissioner for the International Joint Commission of the Water Treaty Act between the United States and Canada. From 1989 to 1994, Mrs. Bayh served as an attorney in the Pharmaceutical Division of Eli Lilly and Company. Mrs. Bayh earned a Bachelor of Arts degree from the University of California at Berkeley and received her Juris Doctor degree from the University of Southern California Law Center.

     J. Carter Beese, Jr. Mr. Beese has been a director of the Company since June 2003, and currently serves as a member of the Audit, Nominating and Compensation Committees of the Board of Directors. Since July 1998, Mr. Beese has served as President of Riggs Capital Partners, a venture fund that manages in excess of $100 million. This fund is part of Riggs National Corporation, based in Washington, D.C. He has also served as a Senior Advisor to Allied Capital Corporation since 2003. In July 2003, President George W. Bush appointed Mr. Beese to the President’s Information Technology Advisory Committee. In November 2003, he was named by U.S. District Judge Rakoff and the Securities and Exchange Commission (the “SEC”) as the manager of the $250 million of MCI Inc. stock to be distributed to the victims of accounting fraud, pursuant to the Fair Fund provision of the Sarbanes-Oxley Act of 2002. Mr. Beese has also served on the board of directors of Aether Systems, Inc. since 1999, on the board of directors of Riggs National Corporation since 2001, and on the board of directors of the National Stock Exchange since 2002. Previously, Mr. Beese served on the boards of directors of Renaissance Hotel Group, a publicly traded company, from 1995 until its acquisition by Marriott International, Inc. in 1997 and of Equivest Finance, Inc., a publicly traded company, from 2001 until its acquisition by Cendant Corporation in 2002. Prior to 1999, Mr. Beese also served on numerous other public and private company boards.

     Alexander D. Cross, Ph.D. Dr. Cross, a new nominee to the Board of Directors, currently serves on the board of directors of Ligand Pharmaceuticals Inc. and is a member of its Audit Committee. Dr. Cross is also the Chairman of the Board and Chief Executive Officer of Cytopharm, Inc. Dr. Cross has been a consultant in the fields of pharmaceuticals and biotechnology since January 1986 and is presently a principal of NDA Partners. Previously, Dr. Cross served as President and Chief Executive Officer of Zoecon Corporation, a biotechnology company, from April 1983 to December 1985, and Executive Vice President and Chief Operating Officer from 1979 to 1983. Dr. Cross also previously held several corporate management positions at Syntex Corporation from 1961 through 1979. Dr. Cross holds 109 issued United States patents and is the author of 90 refereed publications. Dr. Cross received his B.Sc., Ph.D. and D.Sc. degrees from the University of Nottingham, England, and is a Fellow of the Royal Society of Chemistry.

     Dr. Ian R. Ferrier. Dr. Ferrier has been a director of the Company since January 1995. Dr. Ferrier is the founder, President and Chief Executive Officer of Bogart Delafield Ferrier Inc., and has served in such capacity since its inception in 1982. Trained in medicine and pharmacology, Dr. Ferrier has managed and directed pharmaceutical programs and guided the growth of several multinational companies. He has served on the board of directors of a number of health care and biotechnical firms, as well as serving as consultant to many of the world’s major pharmaceutical companies. From 1982 to 1987, Dr. Ferrier served as President of McCann Healthcare Inc. From 1982 to 1983, Dr. Ferrier served as Chairman of The Covington Group of Companies, in 1982 as Executive Vice President of TechAmerica Group and from 1979 to 1982, as Vice President of Kalipharma Inc. From 1975 to 1979, Dr. Ferrier served as Chief Executive Officer of the Monadnock Medical Center. Dr. Ferrier received a B.Sc. in Pharmacology from the University of Edinburgh, Edinburgh, Scotland, served his residency training in nephrology/clinical pharmacology at Southmead General Hospital, University of Bristol Associated Hospitals, Bristol, England and completed a post-graduate internship at the Western General Hospital of the University of Edinburgh Associated Hospitals, Edinburgh, Scotland.

     Myron Z. Holubiak. Mr. Holubiak has been a director of the Company since June 2004, and currently serves as a member of the Compensation Committee of the Board of Directors. Mr. Holubiak is currently a member of the board of directors of BioScrip Inc. Since 2002, Mr. Holubiak has been a partner and Group President of HealthSTAR Communications, Inc., a health care marketing communications network. From August 2001 to June 2002, Mr. Holubiak was President, Chief Operating Officer and a member of the board of directors of iPhysicianNet, Inc., a video detailing company. From December 1998 to August 2001, Mr. Holubiak served as the President of Roche Laboratories, Inc., a major research based pharmaceutical company, and was responsible for all U.S. operations including oversight of the market development and launch of the obesity product, Xenical, and the influenza product, Tamiflu. Prior to holding this position, he spent 15 years in a variety of marketing, sales and executive positions with Roche Laboratories, founded Emron, Inc., a health care consulting company, and participated in the founding of the Academy of Managed Care Pharmacy. Mr. Holubiak served on the board of directors of the Robert Wood Johnson Hospital Foundation from 1999 to 2001. He currently serves on the board of directors of the Children of Chernobyl Relief Foundation. Mr. Holubiak received a B.S. in Molecular Biology and Biophysics from the University of Pittsburgh in 1969, and did graduate work in Biophysics at the University of Pittsburgh from 1969 to 1970.

     Leslie D. Michelson. Mr. Michelson has been a director of the Company since June 2004, and currently serves as a member of the Audit Committee of the Board of Directors. Mr. Michelson has served as Vice Chairman and Chief

Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding since April 2002. Mr. Michelson is currently a member of the board of directors for Catellus Development Corporation, a NYSE listed real estate investment trust. From April 2001 to April 2002, Mr. Michelson served as an investor, advisor and/or director for a portfolio of entrepreneurial health care, technology and real estate companies. From March 2000 to August 2001, Mr. Michelson served as Chief Executive Officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as Managing Director of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as Chairman and Co-Chief Executive Officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, Mr. Michelson served as Chairman and Chief Executive Officer of Value Health Sciences, Inc., an applied health services research firm. Mr. Michelson received a B.A. in Social and Behavioral Sciences from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

     John V. Pollock. Mr. Pollock has been a director of the Company since September 1993, and currently serves as a member of the Audit, Nominating and Compensation Committees of the Board of Directors, and is Chairman of the Audit and Compensation Committees. Mr. Pollock is presently the Executive Vice President of United Bank in Vienna, Virginia. From 1975 through the present, he has been a senior banking executive and Chief Executive Officer of other banks in the Washington, D.C. area. From 1991 to 2003, Mr. Pollock served as a director of Frank E. Basil, Inc., a worldwide provider of facilities maintenance, engineering and operations maintenance services. Mr. Pollock has also served as a consultant to the partners of Basil Properties and as President of Nastech-Basil International, Inc., a joint venture between Basil Properties and the Company, which joint venture was dissolved in 1993.

     Gerald T. Stanewick. Mr. Stanewick has been a director of the Company since June 2004. Mr. Stanewick is a private investor who spent more than 30 years on Wall Street before retiring in 2003. From 1991 through 2003, Mr. Stanewick was an institutional bond salesman with Spear Leeds & Kellogg, a subsidiary of Goldman Sachs & Co. (“Goldman Sachs”). From 1981 to 1991 he worked for Wertheim Schroder & Co. (“Wertheim”) and was a partner in charge of the bond department of Wertheim’s San Francisco Office from 1986 to 1991. Prior to Wertheim, Mr. Stanewick was a government bond trader with Bear Stearns. From 1976 to 1980, he was a government bond trader with Mitchell Hutchins. From 1972 to 1976, Mr. Stanewick was a securities analyst with Goldman Sachs covering Fortune 500 companies. He received a B.A. in Economics from St. Michael’s College in Burlington, Vermont. Mr. Stanewick serves on the Board of Directors as the designee of Dr. Steven C. Quay, Chairman of the Board, President and Chief Executive Officer of the Company. See “Certain Relationships and Related Transactions – Contractual Arrangements.”

     Bruce R. Thaw. Mr. Thaw has been a director of the Company since June 1991. Mr. Thaw is the President and Chief Executive Officer of Bulbtronics, Inc., a national distributor of technical and specialty light sources and related products and has served in this position since 2000. Mr. Thaw is a practicing attorney and was admitted to the bar of the State of New York in 1978 and the California State Bar in 1983. From 1984 to 2001, Mr. Thaw served as general counsel to the Company. Mr. Thaw is also a director of SafeNet, Inc., a publicly traded company that designs, manufactures and markets computer network security systems and products, and Amtech Systems, Inc., a publicly traded company engaged in the semi-conductor equipment industry. Mr. Thaw holds a B.B.A. degree in Banking and Finance from Hofstra University and a J.D. degree from the Hofstra University School of Law.

     Devin N. Wenig. Mr. Wenig served as Chairman of the Board of Directors of the Company from June 1991 to March 1999 and currently serves as a director and as a member of the Audit, Nominating and Compensation Committees of the Board of Directors, and is Chairman of the Nominating Committee. Mr. Wenig has served in various positions at Reuters Group, P.L.C. (“Reuters”) since 1993. Mr. Wenig is currently an executive director on the Reuters Board of Directors and President of customer segments which are Reuters global business divisions (Sales and Trading, Research and Asset Management, Media and Enterprise). He joined Reuters in 1993 as Corporate Counsel, Reuters America. Mr. Wenig is also a director of Instinet, Inc. Before joining Reuters, Mr. Wenig was an attorney with the firm of Cravath, Swaine & Moore. Mr. Wenig received a B.A. degree from Union College and a J.D. degree from the Columbia University School of Law.

Vote Required and Board of Directors’ Recommendation

     Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information as of March 31, 2005 for (i) the members of the Board of Directors, (ii) the executive officers of the Company and (iii) the directors and executive officers of the Company as a group. Except as otherwise set forth below, there are no persons or groups that are known by the Company to beneficially own more than 5% of the Company’s outstanding shares of Common Stock. Unless otherwise indicated, the business address of each person in the table below is c/o Nastech Pharmaceutical Company Inc., 3450 Monte Villa Parkway, Bothell, Washington 98021.

			Current
		First	Term	Number of		Percent of Shares
Name and Position	Age	Elected	Expires	Shares(1)		Outstanding (%)(1)
Dr. Steven C. Quay,
Chairman of the Board, President and Chief Executive Officer (2)	54	2000	2005	1,793,940	(7)	9.5%
Dr. Gordon C. Brandt,
Executive Vice President Clinical Research and Medical Affairs	45	—	—	75,834	(8)	*
Dr. Paul H. Johnson,
Senior Vice President, Research and Development and Chief Scientific Officer	62	—	—	34,000	(9)	*
Gregory L. Weaver,
Chief Financial Officer and Secretary	49	—	—	141,834	(10)	*
David E. Wormuth,
Senior Vice President, Operations	59	—	—	94,168	(11)	*
Timothy M. Duffy,
Vice President, Marketing and Business Development	44	—	—	15,000	(12)	*
Susan B. Bayh,
Director Nominee	45	—	—	0		*
J. Carter Beese, Jr.,
Director (3)(4)(5)	48	2003	2005	61,000	(13)	*
Alexander D. Cross, Ph.D.
Director Nominee	73	—	—	500		*
Dr. Ian R. Ferrier,
Director	62	1995	2005	16,000	(14)	*
Myron Z. Holubiak,
Director (5)	58	2004	2005	30,000	(15)	*
Leslie D. Michelson,
Director (3)	54	2004	2005	36,500	(16)	*
John V. Pollock,
Director (3)(4)(5)	66	1993	2005	104,333	(17)	*
Gerald T. Stanewick,
Director (6)	58	2004	2005	178,668	(18)	*
Bruce R. Thaw,
Director	52	1991	2005	229,541	(19)	1.3%
Devin N. Wenig,
Director (3)(4)(5)	38	1991	2005	416,987	(20)	2.3%

All directors and executive officers as a group	—	—	—	3,228,305	(21)	16.4%

*	Beneficial Ownership of less than 1.0% is omitted.

(1)	Except as otherwise noted below, includes all outstanding shares of Common Stock, shares of Common Stock underlying vested options or vested warrants, and all outstanding restricted shares of Common Stock (both vested and unvested), that are owned beneficially by the individual listed with sole voting and/or investment power. All references to “vested” options or “vested warrants” shall include all such options or warrants that are exercisable as of March 31, 2005, as well as those options or warrants that will become exercisable within 60 days of March 31, 2005.

(2)	Pursuant to the terms and conditions of Dr. Quay’s amended and restated employment agreement with the Company, the Company has agreed, for the term of Dr. Quay’s employment with the Company, that the Company will nominate Dr. Quay and a designee of his choice, each for successive terms as a member of the Board of Directors. The Company has nominated Gerald T. Stanewick as Dr. Quay’s designee for election to the Board of Directors. See “Certain Relationships and Related Transactions – Contractual Arrangements.”

(3)	Member of the Audit Committee of the Board of Directors.

(4)	Member of the Nominating Committee of the Board of Directors.

(5)	Member of the Compensation Committee of the Board of Directors.

(6)	The Company has nominated Gerald T. Stanewick as Dr. Quay’s designee for election to the Board of Directors. See “Certain Relationships and Related Transactions – Contractual Arrangements.”

(7)	Includes vested options to purchase 1,006,719 shares of Common Stock and 193,281 shares of Common Stock directly beneficially owned by Dr. Quay. Also includes 593,940 shares held by K-Quay Enterprises LLC, of which Dr. Quay is a beneficial owner. Does not include unvested options to purchase 200,000 shares of Common Stock that will vest on August 8, 2005 and options to purchase 100,000 shares of Common Stock which will vest on January 1, 2006, if and only if, on or before December 31, 2005, the Company and Dr. Quay agree in writing upon terms for Dr. Quay’s continued service as President and Chief Executive Officer of the Company until at least December 31, 2007.

(8)	Includes vested options to purchase 68,334 shares of Common Stock and 7,500 unvested restricted shares of Common Stock.

(9)	Includes vested options to purchase 30,000 shares of Common Stock and 4,000 unvested restricted shares of Common Stock.

(10)	Includes vested options to purchase 133,334 shares of Common Stock and 7,500 unvested restricted shares of Common Stock.

(11)	Includes vested options to purchase 94,168 shares of Common Stock.

(12)	Includes 15,000 unvested restricted shares of Common Stock.

(13)	Includes vested options to purchase 58,000 shares of Common Stock and 3,000 unvested restricted shares of Common Stock.

(14)	Includes vested options to purchase 13,000 shares of Common Stock and 3,000 unvested restricted shares of Common Stock.

(15)	Includes vested options to purchase 15,000 shares of Common Stock and 15,000 unvested restricted shares of Common Stock.

(16)	Includes vested options to purchase 15,000 shares of Common Stock and 16,500 unvested restricted shares of Common Stock.

(17)	Includes vested options to purchase 88,000 shares of Common Stock and 3,000 unvested restricted shares of Common Stock.

(18)	Includes vested options to purchase 15,000 shares of Common Stock, vested warrants to purchase 10,256 shares of Common Stock and 15,000 unvested restricted shares of Common Stock. Also includes 57,500 shares of Common Stock held by Mr. Stanewick’s spouse.

(19)	Includes vested options to purchase 128,500 shares of Common Stock and 3,000 unvested restricted shares of Common Stock.

(20)	Includes vested options to purchase 48,000 shares of Common Stock and 3,000 unvested restricted shares of Common Stock.

(21)	Includes vested options to purchase 1,713,055 shares of Common Stock, vested warrants to purchase 10,256 shares of Common Stock, and 95,500 unvested restricted shares of Common Stock.

          Biographical information concerning the chief executive officer and the director nominees is set forth above under the caption “Proposal No. 1—Election of Directors.” Biographical information concerning the remaining executive officers of the Company is set forth below.

          Dr. Gordon C. Brandt. Dr. Brandt joined the Company in November 2002. In his position of Executive Vice President Clinical Research and Medical Affairs, he oversees the drug development process from preclinical through clinical testing. From 1997 to 2002, Dr. Brandt worked at Sonus where he held the positions of Vice President, Clinical and Regulatory Affairs, and Director of Medical Affairs. At Sonus, Dr. Brandt was involved in managing all aspects of design and implementation of early and late stage clinical trial programs and submissions to regulatory authorities. Dr. Brandt graduated from Yale University with a B.S. degree in engineering science, received an M.D. from the University of California, San Francisco, and completed his residency training in internal medicine at Kaiser Hospital in San Francisco. Dr. Brandt holds one U.S. patent.

          Dr. Paul H. Johnson. Dr. Johnson has been employed by the Company since September 2003 as Senior Vice President, Research and Development and Chief Scientific Officer. From 2001 to 2003, Dr. Johnson was Vice President, Research and Development and Chief Scientific Officer at EpiGenX Pharmaceuticals, Inc., a privately-held company focused on the development of epigenetic-based strategies to treat cancer and infectious diseases. From 1994 to 2001, Dr. Johnson served as the Head of the Cell and Molecular Biology Department and Principal Scientist in the Cancer Research Department at Berlex Biosciences (“Berlex”) in Richmond, California, the U.S. research and development center for Schering AG in Germany. He also held an adjunct faculty position in the Graduate Division of Molecular Biology and Biochemistry at the University of California at Davis. From 1975 to 1994, Dr. Johnson was the Director of the Cell and Molecular Biology Laboratory at SRI International (formerly the Stanford Research Institute) and Professor of Biochemistry at Wayne State University Medical School. Dr. Johnson received a B.S. in biological sciences from the State University of New York (“SUNY”), Buffalo, a Ph.D. in biochemistry from the Roswell Park Cancer Institute (SUNY), and completed his post-doctoral training at the California Institute of Technology under an American Cancer Society fellowship.

          Gregory L. Weaver. Mr. Weaver has been employed by the Company since May 2002 as its Chief Financial Officer. He was appointed Secretary in 2003. Prior to joining the Company, Mr. Weaver held the positions of Vice President, Strategic Development, and Vice President and Chief Financial Officer of Ilex Oncology, Inc. (“Ilex”), an oncology-focused biopharmaceutical company. During his tenure at Ilex, Mr. Weaver was involved in a series of strategic financings and acquisitions. Prior to Ilex, Mr. Weaver held several senior financial management positions, including Vice President and Chief Financial Officer of Prism Technologies, a medical device company, and Chief Financial Officer of a division of Fidelity Capital. Mr. Weaver received a B.A. in accounting from Trinity University in San Antonio, Texas, and an M.B.A. in finance from Boston College. He also served in the United States Air Force. Mr. Weaver received his Certified Public Accountant license in 1985.

          David E. Wormuth. Mr. Wormuth has been employed by the Company since March 2001 as its Senior Vice President, Operations. From 1997 to 2001, Mr. Wormuth was President of David E. Wormuth & Associates, a consulting firm providing expert consulting services to the pharmaceutical industry related to manufacturing and quality control. From 1992 until 1997, Mr. Wormuth served as Vice President of Operations for Sonus. Prior to joining Sonus, Mr. Wormuth spent five years in various operational and manufacturing positions with Kabivitrum, Inc., a Swedish firm, specializing in emulsion technology and the development of amino acids for LVP applications. Prior to Kabivitrum, Mr. Wormuth spent 13 years with Abbott Laboratories in various manufacturing roles until 1987. Mr. Wormuth graduated from Newberry College in Newberry, South Carolina, where he received a B.A. in history and political science, and also served in the United States Marine Corps.

          Timothy M. Duffy. Mr. Duffy has been employed by the Company since June 2004 as Vice President, Marketing and Business Development. Prior to joining the Company, Mr. Duffy held the position of Vice President, Business Development at Prometheus Laboratories Inc. (“Prometheus”), a privately held specialty pharmaceutical company. During his career at Prometheus, Mr. Duffy managed the acquisition of seven pharmaceutical products, the licensing of nine diagnostic technologies, and the negotiation of other transactions. Prior to Prometheus, Mr. Duffy served for 13 years in functional and management positions in the pharmaceutical division at The Procter & Gamble Company. Mr. Duffy received a B.A. in biology from Loras College in Dubuque, Iowa.

Certain Relationships and Related Transactions

Contractual Arrangements. Pursuant to the terms and conditions of Dr. Quay’s amended and restated employment agreement with the Company, the Company has agreed, for the term of Dr. Quay’s employment with the Company, (i) to nominate Dr. Quay for successive terms as a member and Chairman of the Board of Directors, and (ii) to nominate a designee of Dr. Quay, who is reasonably acceptable to the Company, for successive terms as a member of the Board of Directors. The Company is obligated to use all best efforts to cause Dr. Quay and his designee to be elected to the Board of Directors at the Annual Meeting. Gerald R. Stanewick, a current member of the Board of Directors, has been designated by Dr. Quay for election to the Board of Directors at the Annual Meeting.

Other Relationships and Transactions. Certain directors and executive officers of the Company (or members of their immediate families or related trusts) had direct or indirect interests in certain transactions involving the Company in the last fiscal year as set forth below. In accordance with applicable Nasdaq rules and the Company’s Code of Business Conduct and Ethics applicable to all directors, officers and employees of the Company, all related party transactions were reviewed and approved by the Audit Committee of the Board of Directors.

          In October 2003, the Company entered into a consulting agreement with Dr. Ian Ferrier, a member of the Board of Directors, for the purpose of advising the company on its strategic planning. Under the agreement, Dr. Ferrier was paid $60,000 in 2004. The agreement terminated on April 30, 2004. In October 2004, the Company entered into a consulting agreement with an entity associated with Dr. Ferrier, for meeting planning services under which the entity was paid $25,000 in 2004. The services were completed in 2004 and the Company has no further obligations under the agreement.

Independence of The Board of Directors

          The Board of Directors has adopted Nasdaq’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that a majority of its members, namely J. Carter Beese, Jr., Myron Z. Holubiak, Leslie D. Michelson, John V. Pollock and Devin N. Wenig are independent directors within the meaning of such Nasdaq independence standards in terms of independence from management. In addition, the Board of Directors has determined that director nominees Susan B. Bayh and Dr. Alexander D. Cross are also independent, and, assuming Mrs. Bayh and Dr. Cross are elected at the Annual Meeting, seven (7) of the eleven (11) members of the Board of Directors will be independent directors within the meaning of the Nasdaq independence standards in terms of independence from management. In making these independence determinations, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to 2004, all the Company’s executive officers and directors, and all persons known to the Company to beneficially own more than 10% of the Company’s Common Stock, complied with all such reporting requirements.

Meetings of the Board of Directors

          The Board of Directors held eleven meetings during 2004. During 2004, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, upon which such director served during the period for which he has been a director or committee member. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of extraordinary circumstances. All members of the Board of Directors attended the Company’s annual meeting of stockholders on June 9, 2004.

          Executive Sessions of the Board of Directors consisting only of independent directors will be held at least twice per year, and periodically as determined by the independent directors. Such Executive Sessions will typically occur immediately following regularly scheduled meetings of the Board of Directors, or at any other time and place as the independent directors may determine. Interested parties may submit matters for consideration to the independent directors by utilizing the procedures identified under “Stockholder Communications” in this Proxy Statement. During 2004, the independent directors met in Executive Session five times.

Committees of the Board of Directors

          The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The Board of Directors has adopted written charters for each of these Committees, and the Company makes available free of charge on or through its internet website items related to corporate governance matters, including the charters of the Audit, Compensation and Nominating Committees of the Board of Directors and the Company’s Code of Business Conduct and Ethics applicable to all employees, officers and directors. The Company’s internet website is www.nastech.com. The Company intends to disclose on its internet website any amendments to or waivers from its Code of Business Conduct and Ethics as well as any amendments to the charters of any of the Audit, Compensation and Nominating Committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Nastech Pharmaceutical Company Inc., Investor Relations Department, 3450 Monte Villa Parkway, Bothell, Washington 98021.

          Audit Committee. The Audit Committee, which currently consists of directors John V. Pollock, Chairman, J. Carter Beese, Jr., Leslie D. Michelson and Devin N. Wenig, held nine meetings during 2004. Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accountants, reviews the results and scope of the audit and other services provided by the independent registered public accountants, reviews the Company’s financial statements, reviews and evaluates the Company’s internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accountants and reviews and approves any proposed related party transactions.

          The Board of Directors has determined that each of John V. Pollock, J. Carter Beese, Jr., Leslie D. Michelson and Devin N. Wenig is an independent director within the meaning of the Nasdaq independence standards and Rule 10A-3 promulgated by the SEC under the Exchange Act. In addition, the Board of Directors has determined that each member of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC Rules and satisfies the Nasdaq standards of financial literacy and financial or accounting expertise or experience.

          Compensation Committee. The Compensation Committee, which currently consists of directors John V. Pollock, Chairman, J. Carter Beese, Jr., Myron Z. Holubiak and Devin N. Wenig, held five meetings during 2004. The Compensation Committee’s functions include reviewing and approving the compensation and benefits for the Company’s executive officers, administering the Company’s equity compensation plans and making recommendations to the Board of Directors regarding these matters. The Board of Directors has determined that each of the members of the Compensation Committee is an independent director within the meaning of the Nasdaq independence standards.

          Nominating Committee. The Nominating Committee, which currently consists of directors Devin N. Wenig, Chairman, J. Carter Beese, Jr. and John V. Pollock, held one meeting in 2004. The Nominating Committee searches for and recommends to the Board of Directors potential nominees for director positions and makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees. The Board of Directors has determined that each of Devin N. Wenig, J. Carter Beese, Jr. and John V. Pollock is an independent director within the meaning of the Nasdaq independence standards.

          In selecting candidates for the Board of Directors, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board of Directors’ ability to work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee’s criteria for membership on the Board of Directors, whom the Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, will continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Nominating Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates, including members of the Board of Directors and senior management of the Company. The Nominating Committee may also engage a search firm to assist in the identification of qualified candidates. The Nominating Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Committee may solicit the views of management and other members of the Board of Directors and may, if deemed helpful, conduct interviews of proposed candidates.

          The Nominating Committee generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Nominating Committee will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-terms interests of the Company’s stockholders. In addition, the Nominating Committee requires that all candidates have no interests that materially conflict with those of the Company and its stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing the Company and have adequate time to devote to service on the Board of Directors. The Company also requires that a majority of its directors be independent, at least three of the directors have the financial literacy necessary for service on the Audit Committee under applicable Nasdaq rules and at least one of these directors qualifies as an Audit Committee Financial Expert in accordance with applicable SEC rules.

          The Nominating Committee will consider stockholder recommendations for nominees to fill director positions, provided that the Nominating Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for committee appointments or recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by the Company’s Bylaws, to the Company’s Director of Human Resources following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the Nominating Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the Director of Human Resources by the time period set forth in the Company’s most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The Director of Human Resources shall then deliver any such communications to the Chairman of the Nominating Committee. The Nominating Committee will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the Nominating Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

Stockholder Communications

          All stockholder communications must (i) be addressed to the Director of Human Resources of the Company at the address of the Company, (ii) be in writing either in print or electronic format, (iii) be signed by the stockholder sending the communication, (iv) indicate whether the communication is intended for the entire Board of Directors, the Nominating Committee, or the independent directors, (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating Committee will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under Commission Rule 14a-8 of Regulation 14A under the Exchange Act and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by the Company’s Bylaws.

          Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Director of Human Resources shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Chief Executive Officer, the chairman of the Nominating Committee, or to each of the independent directors, as the case may be.

          The Director of Human Resources may, in his or her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to the independent directors, the Director of Human Resources may not copy any member of management in forwarding such communications. In addition, the Director of Human Resources may, in his or her sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient, and any such correspondence may be forwarded elsewhere in the Company for review and possible response.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

          KPMG LLP served as the Company’s independent registered public accountants for the year ended December 31, 2004, has been the Company’s independent registered public accountants for each completed fiscal year beginning with the year ended December 31, 1996, and has been appointed by the Audit Committee to continue as the Company’s independent registered public accountants for the fiscal year ending December 31, 2005. In the event that ratification of this appointment of independent registered public accountants is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of the Company’s independent registered public accountants will be reconsidered by the Audit Committee. Representatives of KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

          Your ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2005 does not preclude the Audit Committee from terminating its engagement of KPMG LLP and retaining new independent registered public accountants, if it determines that such an action would be in the best interest of the Company. Total fees billed to the Company by KPMG LLP for the years ended December 31, 2004 and 2003 were $264,000 and $159,296, respectively, and were comprised of the following:

          Audit Fees. The aggregate fees billed for professional services rendered in connection with (i) the audit of the Company’s annual financial statements, (ii) the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, (iii) consents and comfort letters issued in connection with equity offerings and (iv) services provided in connection with statutory and regulatory filings or engagements were $245,000 for the year ended December 31, 2004 and $139,296 for the year ended December 31, 2003.

          Audit-Related Fees. The Company did not incur any audit-related fees for the years ended December 31, 2004 and December 31, 2003.

          Tax Fees. The aggregate fees billed for professional services rendered in connection with tax compliance, tax planning and federal and state tax advice were $19,000 for the year ended December 31, 2004 and $20,000 for the year ended December 31, 2003.

          All Other Fees. The Company did not incur any other fees for the years ended December 31, 2004 and December 31, 2003.

Pre-Approval Policies and Procedures

          Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the independent registered public accountants (including resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accountants are engaged by, and report directly to, the Audit Committee.

          The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $15,000, and the Chairman of the Audit Committee reports for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

          Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the ratification of the Company’s independent registered public accountants, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

Report of the Audit Committee of the Board of Directors

          The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of the Company’s financial statements, the independent registered public accountants’ qualifications and independence, the performance of the independent registered public accountants, the compliance by the Company with legal and regulatory requirements and the Company’s standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Amended and Restated Audit Committee Charter.

          The Company’s management is responsible for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

          In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2004 with management and with the independent registered public accountants. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of the Company’s annual financial statements.

          The Audit Committee has also received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accountants the issue of its independence from the Company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accountants in 2004 is compatible with maintaining the registered public accountants’ independence and has concluded that it is.

          Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

          Each of the members of the Audit Committee is independent as defined under the standards of the SEC and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the SEC.

Respectfully submitted by the Audit Committee,
John V. Pollock, Chairman
J. Carter Beese, Jr.
Leslie D. Michelson
Devin N. Wenig

          The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities

Act”), or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

PROPOSAL NO. 3

CHANGE THE CAPITAL STRUCTURE OF THE COMPANY BY INCREASING THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 50,000,000

General

          The Board of Directors is proposing to amend the Company’s current Certificate of Incorporation, as amended to date (the “Current Certificate”), to increase the number of the Company’s authorized shares of Common Stock from 25,000,000 to 50,000,000, as more fully described below. Other than the proposed increase in the number of shares of the Company’s authorized Common Stock, the proposed amendment is not intended to modify the rights of existing stockholders in any material respect. The Board of Directors approved the proposed increase in the number of authorized shares of Common Stock and recommends the approval and adoption of Proposal No. 3 by the stockholders. The proposal regarding this increase in the number of authorized shares of Common Stock is as follows:

               PROPOSAL No. 3: To consider and vote upon a proposal to change the capital structure of the Company by increasing the number of authorized shares of Common Stock from 25,000,000 to 50,000,000.

          The proposed amendment to the Current Certificate (the “Authorized Capital Amendment”) under this Proposal No. 3 is set forth in Annex A to this Proxy Statement. If approved, Proposal No. 3 will become effective upon the filing of the Authorized Capital Amendment with the Secretary of State of the State of Delaware, which the Company would process promptly after the Annual Meeting. If Proposal No. 3 is not approved, the Authorized Capital Amendment would not be filed, and the Current Certificate would remain in effect, unless Proposal No. 4 is approved, in which case the Company will file a Restated Certificate of Incorporation which would reflect the current number of authorized shares of Common Stock of 25,000,000, as further discussed in Proposal No. 4. If both Proposal Nos. 3 and 4 are approved, then in lieu of the Authorized Capital Amendment, the Company shall file a Restated Certificate of Incorporation, as set forth in Proposal No. 4, which shall include the increase in authorized shares of Common Stock described in this Proposal No. 3. A copy of the Current Certificate and its amendments and related certificates of correction are available as Exhibits 3.1 through 3.9 to the Company’s Registration Statement on Form S-3 File No. 333-119429, which was filed on September 30, 2004. The following general description of the Authorized Capital Amendment and the effect of Proposal No. 3 on the Current Certificate are qualified in their entirety by reference to the text of the Authorized Capital Amendment set forth in Annex A.

Background of Proposed Increase in the Number of Authorized Shares of Common Stock

          Under Delaware law, the Company may only issue shares of its capital stock to the extent such shares have been authorized for issuance under our Current Certificate. The Current Certificate authorizes the issuance of up to 25,000,000 shares of Common Stock and up to 100,000 shares of preferred stock, having a par value of $0.01 per share. As of March 31, 2005, 17,931,164 shares of Common Stock were issued and outstanding, 2,871,215 unissued shares of Common Stock were reserved for future issuance under our equity compensation plans, 471,719 unissued shares of Common Stock were reserved for issuance upon the future exercise of options granted to Dr. Steven C. Quay and Gregory L. Weaver as an inducement to enter into their respective employment agreements with the Company in August 2000 and May 2002, respectively and 1,486,073 unissued shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants, leaving approximately 2,239,829 shares of Common Stock unissued and unreserved. In addition, 10,000 shares of the authorized preferred stock have been designated as Series A Preferred Stock in connection with the Company’s stockholder rights plan. However, no shares of Series A Preferred Stock have been issued. In order to ensure sufficient shares of Common Stock will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval, the Authorized Capital Amendment to increase the number of shares of such Common Stock authorized for issuance from 25,000,000 to 50,000,000.

Purpose and Effect of the Authorized Capital Amendment

          The Board of Directors believes it desirable to increase the authorized number of shares of Common Stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional shares of Common Stock for issuance could be used for a number of purposes, including corporate financing, public or private offerings of Common Stock, future acquisitions, stock dividends, stock splits, strategic relationships with corporate partners, stock options, and other stock-based compensation. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. There are currently no plans, agreements or understandings regarding the issuance of any of the additional shares of Common Stock that would be available if this proposal is approved. Such additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further stockholder approval, unless such action is required by applicable law or the rules of Nasdaq or any stock exchange on which the Company’s securities may be listed.

          The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock. There will be no change in voting rights, dividend rights, liquidation rights, preemptive rights or any other stockholder rights as a result of the Authorized Capital Amendment. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the rules of Nasdaq or any stock exchange on which the Company’s securities may be listed. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

          The increase in the Company’s authorized but unissued shares of Common Stock that would result from adoption of the Authorized Capital Amendment could have a potential anti-takeover effect with respect to the Company, although management is not presenting the proposal for this reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the Authorized Capital Amendment arises because it would enable the Company to issue additional shares of Common Stock up to the total authorized number with the effect that stockholdings and related voting rights of then existing stockholders would be diluted to an extent proportionate to the number of additional shares of Common Stock issued. In addition, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company’s stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Vote Required and Board of Directors Recommendation

          Assuming a quorum is present, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for the approval of Proposal No. 3. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a negative vote on the outcome of this proposal. No appraisal rights are available under Delaware Law or under the Current Certificate or the Company’s Bylaws to any stockholder who dissents from this proposal.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

ADOPTION OF RESTATED CERTIFICATE OF INCORPORATION TO MODERNIZE, MAKE
CONSISTENT AND OTHERWISE CLARIFY THE COMPANY’S CURRENT CERTIFICATE OF
INCORPORATION

General

          The Board of Directors is proposing to amend and restate the Current Certificate as more fully described below. The Board of Directors has not proposed comprehensive amendments to the Current Certificate since the Company was founded in 1983. The Board of Directors approved the proposed Restated Certificate of Incorporation of the Company (the “Proposed Restated Certificate”) and recommends the approval and adoption of Proposal No. 4 by the stockholders. The proposal for the adoption of the Proposed Restated Certificate is as follows:

               PROPOSAL No. 4: To adopt the Proposed Restated Certificate of Incorporation of the Company, which would include certain changes to modernize, clarify and otherwise make the Company’s current Certificate of Incorporation consistent with the Company’s Amended and Restated Bylaws and Delaware law.

          In addition, by approving the Proposed Restated Certificate, the stockholders would also be confirming prior amendments and certain certificates of correction, which were filed in July 2004 in order to correct certain inadvertent filing errors, including the inadvertent omission of the blank check provisions of the preferred stock in the Current Certificate resulting from an amendment to the Current Certificate filed on August 17, 1999, which amendment, because of such omission, was without the authorization or approval of the Board of Directors or the stockholders of the Company and was consequently an inaccurate reflection of the corporate action referenced therein. No preferred stock has been issued under the blank check provisions other than the reservation of 10,000 shares of Series A Junior Participating Preferred Stock (“Series A Preferred Stock”), which was reserved in connection with the Company’s stockholder rights plan. The other certificates of correction involved correcting errors in the language of prior amendments and compliance with technical filing requirements.

          The proposed amendments to the Current Certificate under this Proposal No. 4 are set forth in Annex B, the form of the Proposed Restated Certificate. If approved, Proposal No. 4 will become effective upon the filing of the Proposed Restated Certificate with the Secretary of State of the State of Delaware, which the Company would process promptly after the Annual Meeting; provided, however, that (i) in the event that Proposal No. 3 is approved by the stockholders of the Company at the Annual Meeting, the number of authorized shares of Common Stock set forth in paragraph “FOURTH (a)” of the Proposed Restated Certificate shall be 50,000,000 and (ii) in the event that Proposal No. 3 is not approved by the stockholders of the Company at the Annual Meeting, the number of authorized shares of Common Stock set forth in paragraph “FOURTH (a)” of the Proposed Restated Certificate shall be 25,000,000. If the Proposed Restated Certificate is not approved, the Current Certificate would remain in effect, subject to an increase in the number of authorized shares of Common Stock if Proposal No. 3 is approved.

Purpose and Effect of the Amendments in the Proposed Restated Certificate

          The amendments in the Proposed Restated Certificate are being proposed to change provisions in the Current Certificate in order to: (i) be more consistent with, and take greater advantage of, the provisions of Delaware law and the Company’s Bylaws; and (ii) eliminate unnecessary provisions of the Current Certificate, including provisions which are adequately addressed under Delaware law or in the Bylaws of the Company. In addition, the Proposed Restated Certificate contains a number of provisions in which there is no substantive change from the Current Certificate, although the provisions have been re-worded or re-ordered to improve clarity and readability.

          The following table summarizes certain significant differences between the Current Certificate and the Proposed Restated Certificate that would occur if Proposal No. 4 is approved. The tabular summary below is qualified in its entirety by reference to the full text of the Proposed Restated Certificate attached as Annex B.

Additional Amendments
Proposed
	Current	Restated
Subject	Certificate	Certificate		Summary of Differences
Registered Agent and Office	Article Second	Article Second	•	The reference to the registered agent as being “in charge” of the Company’s place of business in Delaware will be deleted as the registered agent’s role is a nominal role only. The name and address of the Company’s registered agent and registered office will be updated to reflect the Company’s current registered agent and office listed in the records of the Office of the Secretary of State of the State of Delaware.

Business Purpose	Article Third	Article Third	•	The first sentence of Article Third, which states that “the nature of the business and the objects and purposes proposed to be transacted, promoted and carried on are to do any or all things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world” will be deleted as it is duplicative of the second sentence of Article Third. Retaining the second sentence of Article Third, which states that the “purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware” provides the Company with the flexibility it may require in conducting its business.

Incorporator	Article Fifth	No Provision	•	The provision stating the name and address of the incorporator will be deleted in its entirety as the role of the incorporator ceases upon the election of one or more directors of the Company and therefore references to the incorporator are no longer relevant.

Actions of the Company	Article Sixth	Article Fifth	•	The provisions stating the vote required to dispose of the Company’s assets will be deleted because Article Sixth of the Current Certificate does not impose a higher voting threshold for the approval of such a disposition than is set forth under Delaware statutory law, but simply restates the statutory requirement and is therefore unnecessary. The provisions stating whether and to what extent the books of the Company are open for inspection will be deleted because Delaware statutory law already provides for the exercise of such rights by stockholders, and the existing language in Article Sixth of the Current Certificate could be interpreted as an attempt to modify the rights, requirements and limitations set forth under Delaware statutory law. Any such modification is impermissible under Delaware statutory law.

			•	The provision addressing where the meetings of the stockholders and directors are to be held and where the books and records are to be kept will be deleted as the Company’s Bylaws address these

Additional Amendments
Proposed
	Current	Restated
Subject	Certificate	Certificate		Summary of Differences
matters.

			•	The provision providing that the purposes and powers specified in Article Third and in each of the clauses and paragraphs of the certificate of incorporation shall be regarded as independent purposes and powers will be deleted as the Company’s power to conduct its business and the purposes of its business are set forth in Article Third.

			•	Other provisions addressing certain enumerated powers of the Company have been deleted from Article Sixth of the Current Certificate, as the Company is vested with such powers under Delaware statutory law and the inclusion of the deleted enumerated powers to the exclusion of other powers may be interpreted as an attempt to modify provisions of Delaware statutory law. Any such modification is impermissible under Delaware statutory law.

Indemnification of Directors and Officers	Article Seventh	Article Sixth	•	The provision will be revised and expanded to make clear in the Company’s Proposed Restated Certificate that the members of the Board of Directors and the Company’s officers are provided with the broadest available indemnification coverage. The Company believes that in light of the enormous burden and expense of modern litigation involving corporate actions, competent and experienced persons may only serve as directors and officers of a corporation if they have the right to indemnification. As currently worded, the right to indemnification (principally the advancement of expenses) is discretionary on the part of the Company acting through its board of directors. In order to retain and attract talented and experienced individuals to serve as directors and officers of the Company and to encourage such individuals to make the business judgments necessary for the success of the Company, the Board of Directors has determined that it is in the best interest of the Company to provide for the indemnification of, and advancement of expenses to its directors and officers to the fullest extent permitted under Delaware law as set forth under Article Sixth of the Proposed Restated Certificate, which will make such indemnification and advancement of expenses mandatory.

			•	The right to the advancement of expenses incurred by any director or officer in connection with defending any proceeding will now be made mandatory in the Proposed Restated Certificate. No discretion is provided to the Board of Directors in connection with the advancement of such expenses as would have been the case under the Current Certificate.

			•	The provision regarding indemnification and advancement as proposed in the Proposed Restated Certificate will be consistent with existing Delaware law whereby an indemnitee must return any monies paid in advance if it is determined that the indemnitee: (i) acted in bad faith; (ii) without a reasonable belief that the action taken was in, or not opposed to, the best interests of the Company; or (iii) if a criminal action or proceeding is at issue, that the indemnitee had no reason to believe his or her conduct was lawful.

Personal Liability of Directors	Article Eighth	Article Seventh	•	The provision which limits the liability of the Board of Directors will be revised to match the language of Section 102(b)(7) of the Delaware General Corporation Law. The wording changes are immaterial.

Election of Directors	No Provision	Article Eighth	•	A provision will added to provide that the election of directors need not be by written ballot in order to be consistent with the Company’s Bylaws. This provision must be included in the certificate of incorporation to be enforceable and the Company’s Bylaws provide that it is the Company’s intent that the election of directors need not be by written ballot. Article Eighth of the Proposed Restated Certificate will provide the Company with greater flexibility in utilizing, at its election, efficient and cost-effective alternatives to voting by written ballot, such as telephonic voting, internet voting or a voice vote.

Vote Required and Board of Directors Recommendation

          Assuming a quorum is present, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for the approval of Proposal No. 4. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a negative vote on the outcome of this proposal. No appraisal rights are available under Delaware Law or under the Current Certificate or the Company’s Bylaws to any stockholder who dissents from this proposal.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

COMPENSATION OF DIRECTORS

          In 2004, each non-employee director was paid an annual fee of $3,000, plus $1,500 for each Board of Directors’ meeting attended and $750 for each committee meeting attended, and was reimbursed for travel expenses incurred to attend such meetings.

          Directors’ Stock Option Plans. The Company maintains three compensation plans under which equity compensation awards may be made to directors: the Amended and Restated Nastech Pharmaceutical Company Inc. 2000 Nonqualified Stock Option Plan (the “2000 Plan”), the Nastech Pharmaceutical Company Inc. 2002 Stock Option Plan (the “2002 Plan”) and the Nastech Pharmaceutical Company Inc. 2004 Stock Incentive Plan (the “2004 Plan”). References to the “Director Option Plans” herein refer to the 2000 Plan, the 2002 Plan and the 2004 Plan, collectively. It is the Company’s current practice that, upon becoming a member of the Board of Directors, each non-employee director may receive a discretionary award of options to purchase Common Stock and/or restricted shares of Common Stock as is determined at such time by the Compensation Committee of the Board of Directors. The discretionary stock option grants under the Director Option Plans are made at an exercise price per share of no less than the “fair market value” (as defined under the Director Option Plans) of a share of Common Stock on the date the option is granted, and both discretionary stock option and restricted stock grants are generally subject to a vesting period determined by the Compensation Committee in accordance with the applicable Director Option Plan (under most circumstances, a one-year vesting period, or, for certain stock option grants under the 2004 Plan, the earlier of the first anniversary of the date of grant or the date of the next annual meeting of the Company’s stockholders). The Compensation Committee may make additional discretionary grants to eligible directors, consistent with the terms of the Director Option Plans. The Board of Directors may amend, suspend or terminate the Director Option Plans at any time, except that prior approval of the Company’s stockholders must be obtained pursuant to applicable Nasdaq rules for any amendments that would constitute a material revision to any of the Director Option Plans, and certain changes require the consent of the affected grantees. In 2004, 75,000 options and 61,500 shares of restricted Common Stock were granted to the non-employee members of the Board of Directors pursuant to the Director Option Plans.

2004 Director’s Compensation

Director	Cash Fees
J. Carter Beese, Jr.	$22,500
Dr. Ian R. Ferrier	$12,000
Myron Z. Holubiak	$10,500
Leslie D. Michelson	$10,875
John V. Pollock	$22,875
Gerald T. Stanewick	$10,875
Bruce R. Thaw	$16,125
Devin N. Wenig(1)	$19,125

Total	$124,875

(1)	From 1999 until 2002, the Company provided split-dollar life insurance for Devin Wenig, its former Chairman of the Board of Directors (and current director) in consideration for services rendered as Chairman of the Board of Directors and in lieu of cash remuneration. When the insurance policy was purchased, the Company agreed to pay the premiums on the split-dollar life insurance policy and at the end of 15 years, the premiums the Company paid were to be repaid to it, with such repayment secured by the Company’s collateral interest in the insurance policy. In January 2004, the Company and Mr. Wenig agreed to terminate the arrangement. As a result, the Company has no future obligations with respect to the payment of a premium in the amount of $39,659 per year under the split-dollar life insurance policy and it has no right to any of the cash surrender value or proceeds of the split-dollar life insurance policy. The Company’s receivable that was forfeited upon termination of the arrangement with Mr. Wenig was $158,638.

EXECUTIVE COMPENSATION

          The following table sets forth certain information regarding compensation paid by the Company during each of the Company’s last three years to (i) the person who served as the Company’s Chief Executive Officer during 2004 and (ii) the four most highly compensated executive officers of the Company other than the Chief Executive Officer who were serving as executive officers as of December 31, 2004 and whose total salary and bonus exceeded $100,000 in 2004.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
						Awards				Payouts
								Securities
						Restricted		Underlying
Name and Principal				Other Annual		Stock		Options/		LTIP	All Other
Position	Year	Salary ($)	Bonus($)	Compensation		Awards($)		Warrants(#)		Payouts	Compensation($)
Dr. Steven C. Quay	2004	393,250	200,000	—		—		—		—	—
Chairman, President and	2003	357,500	50,000	—		—		—		—	—
Chief Executive Officer	2002	316,927	25,000	—		—		900,000	(6)	—	—

Dr. Gordon C. Brandt	2004	224,750	73,800	—		—		—		—	—
Executive Vice President	2003	200,000	80,250	—		—		25,000	(7)	—	—
Clinical Research and Medical Affairs (1)	2002	20,498	56,667	—		—		90,000	(8)	—	—

Dr. Paul H. Johnson	2004	249,832	56,280	—		—		—		—	—
Senior Vice President,	2003	51,539	22,000	—		—		90,000	(9)	—	—
Research and Development and Chief Scientific Officer (2)										—

Gregory L. Weaver	2004	250,000	100,000	—		84,300	(5)	7,500	(10)	—	—
Chief Financial Officer (3)	2003	242,796	97,149	—		—		25,000	(11)	—	—
	2002	146,087	47,846	100,000	(4)	—		125,000	(12)	—	—

David E. Wormuth	2004	228,275	74,874	—		—		25,000	(13)	—	—
Senior Vice President,	2003	207,428	83,008	—		—		25,000	(14)	—	—
Operations	2002	192,476	79,056	—		—		10,000	(15)	—	—

(1)	Dr. Brandt commenced employment with the Company in November 2002.

(2)	Dr. Johnson commenced employment with the Company in September 2003.

(3)	Mr. Weaver commenced employment with the Company in May 2002.

(4)	Represents relocation expenses paid to Mr. Weaver in connection with the commencement of his employment in 2002 and his relocation to the Company’s offices in Bothell, Washington.

(5)	One June 9, 2004, Mr. Weaver was awarded 7,500 shares of restricted Common Stock pursuant to the Company’s 2004 Incentive Stock Plan. The value of such restricted stock is based upon a $11.24 stock price, which was the closing price of the Common Stock on the date of grant. One-third of the shares vest on each of the first three anniversary dates of the grant. These shares of restricted Common Stock are eligible to receive dividends, however, the Company has no current plans to pay any dividends.

(6)	Includes options to purchase 800,000 shares of the Common Stock at an exercise price of $12.94 per share, and options to purchase 100,000 shares of Common Stock at an exercise price of $25.00 per share. See “Executive Compensation – Employment Contracts, Termination of Employment and Change in Control Arrangements.”

(7)	Represents options to purchase 25,000 shares of Common Stock at an exercise price of $8.89 per share.

(8)	Represents options to purchase 90,000 shares of Common Stock at an exercise price of $10.99 per share.

(9)	Represents options to purchase 90,000 shares of Common Stock at an exercise price of $9.36 per share.

(10)	Represents options to purchase 7,500 shares of Common Stock at an exercise price of $11.24 per share. See “Executive Compensation – Option Grants in 2004.”

(11)	Represents options to purchase 25,000 shares of Common Stock at an exercise price of $8.21 per share.

(12)	Represents options to purchase 125,000 shares of Common Stock at an exercise price of $15.30 per share. See “Executive Compensation – Employment Contracts, Termination of Employment and Change in Control Arrangements.”

(13)	Represents options to purchase 25,000 shares of Common Stock at an exercise price of $13.90 per share. See “Executive Compensation – Option Grants in 2004.”

(14)	Represents options to purchase 25,000 shares of Common Stock at an exercise price of $8.21 per share.

(15)	Represents options to purchase 10,000 shares of Common Stock at an exercise price of $13.63 per share.

Option Grants in 2004

          The following table provides the specified information concerning grants of options to purchase Common Stock during 2004 to the executive officers named in the Summary Compensation Table. The Company did not issue stock appreciation rights in 2004.

Individual Grants in 2004
	Number of			Potential Realizable Value at
	Securities			Assumed Annual Rates of
	Underlying	% of Total Options	Exercise or	Appreciation for Option Term (3)
	Options	Granted to	Base Price	Expiration
Name	Granted (#)(1)	Employees in 2004	($/Share) (2)	Date	5%($)	10%($)
Dr. Steven C. Quay	—	—	—	—	—	—
Dr. Gordon C. Brandt	—	—	—	—	—	—
Dr. Paul H. Johnson	—	—	—	—	—	—
Gregory L. Weaver	7,500	5.3%	11.24	06/09/14	53,016	134,352
David E. Wormuth	25,000	17.8%	13.90	04/14/14	218,540	553,826

(1)	One-third of the shares subject to the options granted to Mr. Weaver and Mr. Wormuth vest on each of the first three anniversaries of the date of grant.

(2)	Options granted at market value on the date of grant.

(3)	Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option terms assuming that the Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the SEC and do not represent an estimate or projection of the future price of the Common Stock. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock.

Aggregated Option Exercises in 2004 and Year-End Option Values

          The following table provides information regarding the number and value of stock options exercised during 2004 by the executive officers named in the Summary Compensation Table. The table also provides information regarding the number and value of unexercised in-the-money options held at the end of 2004.

			Number of Securities Underlying		Value of Unexercised In-the-Money
	Shares		Unexercised		Options at
	Acquired on	Value Realized	Options at December 31, 2004		December 31, 2004 (a)
	Exercise	($)	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)
Dr. Steven C. Quay	90,000	861,900	1,006,719	300,000	874,819	0
Dr. Gordon C. Brandt	—	—	68,334	46,666	93,352	86,798
Dr. Paul H. Johnson	—	—	30,000	60,000	82,200	164,400
Gregory L. Weaver	—	—	91,668	65,832	32,419	71,281
David E. Wormuth	7,500	64,395	82,501	44,999	536,982	64,831

(a)	Market value of shares subject to in-the-money options on December 31, 2004, less option exercise price. Options are in-the-money if the market value of the shares subject to the options is greater than the option exercise price.

Employment Contracts, Termination of Employment and Change in Control Arrangements

          Dr. Steven C. Quay. The employment agreement of the Company’s President, Chief Executive Officer and Chairman, Dr. Steven C. Quay, originally due to expire on August 8, 2003, was amended and restated effective May 2, 2002. Pursuant to the amended agreement, Dr. Quay will receive base compensation of $325,000 per year, with increases of 10% per year beginning on January 1, 2003. Dr. Quay’s base compensation was increased to $357,500 effective January 1, 2003, was increased to $393,250 effective January 1, 2004 and was increased to $432,575 effective January 1, 2005. Dr. Quay is also entitled to annual incentive cash compensation to be paid based on the achievement of certain performance levels in each of several performance areas agreed upon by the Company and Dr. Quay prior to the commencement of each year. The incentive cash compensation is targeted for $100,000 per year and limited to $200,000 per year, with the actual amount determined by the Board of Directors or the Compensation Committee. The amended and restated agreement expires on December 31, 2005 unless it is extended by written agreement between the parties. The Company, through the Compensation Committee of the Board of Directors, is currently negotiating a new employment agreement with Dr. Quay. If Dr. Quay remains in substantially full-time employment by the Company beyond December 31, 2005 without such a written extension, his employment (and his employment agreement) shall be deemed to continue on a month-to-month basis, with either party having the right to terminate his employment at the end of any calendar month upon 30 days written notice.

          In connection with the original employment agreement, Dr. Quay received options to purchase 600,000 shares of Common Stock at four different exercise prices which equaled or exceeded $4.09, the market price of the Common Stock on the date of grant, as summarized in the following table:

Exercise price	Number of shares
$ 4.90	226,719
$ 4.50	73,281
$12.00	200,000
$15.00	100,000

          Pursuant to the May 2002 amendment to Dr. Quay’s employment agreement, Dr. Quay was granted additional options to purchase 800,000 shares of Common Stock at an exercise price of $12.94 per share, which equaled the market price of the Common Stock on the date of grant. The grant was approved by stockholders on June 6, 2002. The option vests as follows: (i) 200,000 options vested on execution of the amended employment agreement, (ii) 200,000 options vested on August 8, 2003, (iii) 200,000 options vested on August 8, 2004 and (iv) 200,000 options vest on August 8, 2005. In addition, Dr. Quay was granted an option to purchase an additional 100,000 shares of Common Stock at an exercise price of $25.00 per share which will vest on January 1, 2006, if and only if, on or before December 31, 2005, the Company and Dr. Quay agree in writing upon terms for Dr. Quay’s continued service as President and Chief Executive Officer of the Company until at least December 31, 2007.

          The amended and restated employment agreement also provides that the Company will, in connection with each election of directors of the Company during the term of the agreement, nominate, recommend and use its best efforts to cause the election to the Board of Directors of Dr. Quay and a person designated by Dr. Quay who is reasonably acceptable to the Company. The Company is also obligated to use all best efforts to cause the election of Dr. Quay as Chairman of the Board of Directors.

          In the event that, prior to December 31, 2005, the Company terminates Dr. Quay’s employment without cause or Dr. Quay is constructively terminated by the Company, Dr. Quay will be entitled to receive as severance the amount of base compensation that would have been payable to Dr. Quay through December 31, 2005, computed using the base salary rate in effect on the date of termination. Upon such event, the vesting and exercisability of the options to purchase 900,000 shares of Common Stock granted pursuant to the amended agreement and the option to purchase 600,000 shares of Common Stock granted pursuant to Dr. Quay’s original employment agreement dated August 8, 2000, will be immediately and fully accelerated. For these purposes, a constructive termination means (i) a demotion or substantial diminution of responsibilities, (ii) a failure by the Company to honor its obligations under the agreement or (iii) prior to August 8, 2005, either Dr. Quay or Dr. Quay’s designee (if any) is not elected to the Board of Directors, or Dr. Quay is not elected as Chairman of the Board, unless, in the case of Dr. Quay’s designee only, the lost election was the result of votes against the designee by non-affiliate stockholders of the Company representing the majority of the votes cast.

          In the event that, prior to December 31, 2005, Dr. Quay’s employment is terminated due to disability or death, Dr. Quay or his estate, as applicable, is entitled to receive as severance the lesser of twelve months base compensation or the compensation that would have been payable to Dr. Quay through December 31, 2005, computed using the base salary rate in effect on the date of termination.

          In the event that, during the one-year period following a change in control of the Company and prior to December 31, 2005, Dr. Quay’s employment is terminated by the Company or by Dr. Quay for any reason, Dr. Quay will be entitled to receive as severance an amount equal to the greater of twelve months base compensation at the rate in effect on the date of termination or the base compensation payable during the remainder of the term of the agreement, and an additional payment equal to the sum of the pro-rated incentive cash compensation for the year in which he is terminated plus the full amount of targeted incentive cash compensation for the following year. Dr. Quay is also entitled to an additional gross-up payment to cover any “golden parachute” excise taxes that may be payable by Dr. Quay upon receipt of these severance payments. In addition, the vesting and exercisability of the options granted to Dr. Quay under the amended agreement and the original agreement will be immediately and fully accelerated. Pursuant to the agreement, a change in control generally means (i) the acquisition by any person or group of 40% or more of the Company’s voting securities, (ii) the Company’s reorganization or merger or sale of all or substantially of the Company’s assets, following which the Company’s stockholders prior to the consummation of such reorganization, merger or sale hold 60% or less of the voting securities of the surviving or acquiring entity, as applicable, (iii) a turnover of the majority of the Board of Directors as currently constituted, provided that under most circumstances any individual elected by a majority of the incumbent Board of Directors shall be considered as a member of the incumbent Board of Directors for this purpose, or (iv) a complete liquidation or dissolution of the Company.

          Gregory L. Weaver. The Company and Gregory L. Weaver, the Company’s Chief Financial Officer, are parties to an employment agreement dated April 30, 2002. The agreement provides that Mr. Weaver shall receive an annual base salary of $235,000 commencing May 20, 2002, which was increased to $250,000 for 2004 and to $280,000 effective as of January 1, 2005, and provided for a grant of 125,000 stock options which shall vest over a 3 year period. These stock options were granted with an exercise price of $15.30 per share, which was the closing price of the Common Stock on the date of grant. Under the agreement, Mr. Weaver is entitled to receive annual incentive compensation of up to 40% of the applicable base salary if certain performance objectives are met (the “Executive Bonus Plan”). The Company and Mr. Weaver are also parties to a Change-In-Control Severance Agreement, dated July 31, 2002, which provides for certain benefits in the event that Mr. Weaver’s employment is terminated without cause, or his employment is constructively terminated, within one year following a change in control of the Company. In such event, the Company is obligated to pay severance in an amount equal to the sum of Mr. Weaver’s annual base salary on the date of termination plus his target incentive compensation for that year under the Executive Bonus Plan. In addition, the vesting and exercisability of all stock options then held by Mr. Weaver will be fully accelerated. For purposes of this agreement, a change in control generally means (i) the acquisition by any person or group of 50% or more of the Company’s voting securities, (ii) the Company’s reorganization or merger, or sale of all or substantially of the Company’s assets, following which the Company’s stockholders prior to the consummation of such reorganization, merger or sale hold 60% or less of the voting securities of the surviving or acquiring entity, as applicable, (iii) a turnover of the majority of the Board of Directors as currently constituted, provided that under most circumstances any individual elected by a majority of the incumbent Board of Directors shall be considered as a member of the incumbent Board of Directors for this purpose, or (iv) a complete liquidation or dissolution of the Company. A constructive termination means (i) a demotion or substantial diminution of responsibilities, or (ii) a decrease in annual base salary below $235,000.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

          Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

Executive Compensation Philosophy

          The Company’s Compensation Committee is composed entirely of independent, outside directors. Its functions include establishing the general compensation policies of the Company, reviewing and approving compensation for the executive officers, and administering the Company’s stock option plans. One important goal that the Company has for the Compensation Committee is to have the members of the committee design compensation packages for executive officers of the Company sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward such executives for achieving the scientific, financial and strategic goals of the Company essential to the Company’s long-term success and growth in stockholder value. The Company’s typical executive compensation package has historically consisted of three main components: (1) base salary; (2) incentive cash bonuses; and (3) stock options and restricted stock grants. From time to time, the Compensation Committee may retain compensation and other management consultants to assist with, among other things, structuring the Company’s various compensation programs and determining appropriate levels of salary, bonus and other compensatory awards payable to the Company’s executive officers and other employees, as well as to guide the Company in the development of near-term and long-term individual performance objectives established by the Compensation Committee.

Base Compensation

          The Compensation Committee’s approach is to offer executive salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Compensation Committee evaluates the competitiveness of its base salaries based upon information drawn from various sources, including published and proprietary survey data, consultants’ reports and the Company’s own experience recruiting and training executives and professionals. The Company’s base salary levels are intended to be consistent with competitive practice and such executive’s level of responsibility. Base salaries will be reviewed annually and may be increased by the Compensation Committee in accordance with certain performance criteria including, without limitation, (i) individual performance, (ii) Company performance, (iii) the functions performed by the executive officer and (iv) changes in the compensation peer group in which the Company competes for executive talent. The weight given such factors by the Compensation Committee may vary from individual to individual.

Bonuses

          In addition to base salary, executives and managers are eligible to receive discretionary bonuses, from time to time, upon the achievement of certain scientific, financial and other business milestones related to Company and individual performance. At the beginning of each year, the Compensation Committee and the Company’s chief executive officer review each individual’s job responsibilities and goals for the upcoming year. The amount of the bonus and any performance criteria vary with the position and role of the individual within the Company. For the year ended December 31, 2004, discretionary incentive and merit cash bonuses in recognition of services performed were awarded to executive officers as follows: $200,000 to Dr. Steven C. Quay, $73,800 to Dr. Gordon C. Brandt, $56,280 to Dr. Paul H. Johnson, $100,000 to Gregory L. Weaver and $74,874 to David E. Wormuth.

Employee Stock Option Plans

          The Company maintains three compensation plans under which equity compensation awards may be made to employees: the 2000 Plan, the 2002 Plan and the 2004 Plan (collectively herein, the “Employee Option Plans”). Awards are granted under the Employee Option Plans based on a number of factors, including (i) the executive officer’s or key employee’s position in the Company, (ii) his or her performance and responsibilities, (iii) the extent to which he or she already holds an equity stake in the Company, (iv) equity participation levels of comparable executives and key employees at other companies in the compensation peer group and (v) individual contribution to the success of the Company’s financial performance. However, the Employee Option Plans do not provide any formulated method for weighing these factors, and a decision to grant an award is based primarily upon the evaluation by the Compensation Committee, in consultation with the Company’s chief executive officer, of the past as well as the future anticipated performance and responsibilities of the individual in question.

          Historically, the Company, from time to time, has granted stock options and other stock awards in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company’s Common Stock. Grants of stock options and other stock awards are designed to align the executive’s interest with that of the stockholders of the Company. In addition, to assist the Company in retaining employees and encouraging them to seek long-term appreciation in the value of the Company’s stock, awards generally are not exercisable immediately upon grant, but instead vest over a specified period. Accordingly, an employee must remain with the Company for a specified period to enjoy the full economic benefit of an award.

          In 2004, the Compensation Committee approved equity compensation awards under the Company’s Employee Option Plans to executive officers of the Company as follows: (i) on April 14, 2004, David E. Wormuth was granted options to purchase 25,000 shares of Common Stock at an exercise price of $13.90 per share, which shall vest in three equal annual installments on each of the first three anniversary dates of the grant, (ii) on June 9, 2004, Gregory L. Weaver was awarded 7,500 shares of restricted Common Stock and granted options to purchase 7,500 shares of Common Stock at an exercise price of $11.24 per share, which options and restricted shares shall vest in three equal annual installments on each of the first three anniversary dates of the grant, and (iii) on June 9, 2004, Timothy M. Duffy was awarded 15,000 shares of restricted Common Stock and granted options to purchase 15,000 shares of Common Stock at an exercise price of $11.24 per share, which options and restricted shares shall vest in three equal annual installments on each of the first three anniversary dates of the grant.

401(k) Savings Plan

          The Company maintains a tax-qualified 401(k) savings and profit sharing plan for its eligible employees (the “401(k) Plan”). Employees who have attained the age of 21 and completed at least three months and at least 250 hours of service with the Company are eligible to elect to defer up to the lesser of $13,000 during calendar year 2004 ($14,000 during calendar year 2005) or 100% of their base pay on a pre-tax basis. Participants age 50 and older may make additional pre-tax contributions to the 401(k) Plan of up to $3,000 during calendar year 2004 ($4,000 during calendar year 2005). The Company may make discretionary matching or profit sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year, as may be determined by the Board of Directors. For calendar year 2004, the Board of Directors decided to match employee pre-tax contributions of up to 6% of compensation at 25 cents for each dollar contributed by the employee. Accordingly, the Company made discretionary matching contributions of $79,000 to the 401(k) Plan for calendar year 2004, including matching contributions for executive officers as follows: $3,344 for Dr. Gordon C. Brandt, $500 for Dr. Paul H. Johnson, $2,909 for Gregory L. Weaver and $1,846 for David E. Wormuth.

Chief Executive Officer Compensation

          Dr. Steven C. Quay, the Chairman of the Board, President and Chief Executive Officer of the Company, received a base salary during 2004 of $393,250 pursuant to terms and conditions of his employment agreement entered into in August 2000, as amended and restated in May 2002. Dr. Quay also was paid a cash bonus of $200,000 in recognition of services performed during fiscal 2004. Dr. Quay received no fees for his service as a director of the Company during fiscal 2004. The Compensation Committee recognizes Dr. Quay’s contributions to the Company’s operations and attempts to ensure that the President and Chief Executive Officer’s compensation is commensurate with the compensation of chief executive officers of comparable corporations. The Board of Directors deemed such bonus and Dr. Quay’s total compensation appropriate in light of his substantial contribution to the Company’s growth and success in 2004. Dr. Quay’s base compensation was increased to $432,575 effective January 1, 2005. In addition, the Company, through the Compensation Committee of the Board of Directors, is currently negotiating a new employment agreement with Dr. Quay.

COMPENSATION COMMITTEE
John V. Pollock, Chairman
J. Carter Beese, Jr.
Myron Z. Holubiak
Devin N. Wenig

Compensation Committee Interlocks and Insider Participation

          The Company’s Compensation Committee is currently composed of Directors Pollock, Beese, Holubiak and Wenig. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

          The following chart provides aggregate information as of December 31, 2004 about Common Stock that may be issued (i) upon the exercise of options under all of the Company’s equity compensation plans, including the Nastech Pharmaceutical Company Inc. 1990 Stock Option Plan (the “1990 Plan”), the 2000 Plan, the 2002 Plan and the 2004 Plan, and (ii) upon the exercise of options granted to certain executive officers as inducement awards made pursuant to such officers’ employment agreements, which shares are covered by a Registration Statement on Form S-8.

	(a)		(b)	(c)

				Number of securities remaining
				available for future issuance
	Number of securities			under equity compensation
	to be issued upon exercise		Weighted-average exercise price	plans (excluding
	of outstanding options		of outstanding options	securities reflected in column (a)
Equity compensation plans approved by security holders	1,623,000	(1)	$11.82	491,880
Equity compensation plans not approved by security holders	1,136,252	(2)	$10.71	126,990
Total	2,759,252		$11.36	618,870

(1)	Consists of 260,500 shares of Common Stock underlying awards made pursuant to the 1990 Plan and 1,362,500 shares of Common Stock underlying awards made pursuant to the 2002 Plan. The Board of Directors has delegated authority to the Compensation Committee to serve as administrator of the 1990 Plan, the 2002 Plan and the 2004 Plan.

(2)	Consists of 664,533 shares of Common Stock underlying awards made pursuant to the 2000 Plan, and 471,719 shares of Common Stock underlying options awarded to Dr. Steven C. Quay and Gregory L. Weaver as an inducement to enter into their respective employment agreements with the Company in August 2000 and May 2002, respectively. Under the 2000 Plan, the Company is authorized to grant non-qualified stock options to purchase a maximum of 1,000,000 shares of Common Stock (subject to adjustment in the event of stock splits, stock dividends, recapitalization and other capital adjustments) to the Company’s employees, officers, directors and consultants. The Board of Directors has delegated authority to the Compensation Committee to serve as administrator of the 2000 Plan. The Compensation Committee has discretion as to the persons to be granted options, the number of shares subject to the options and the vesting schedules of the options. The 2000 Plan also provides that options shall be exercisable during a period of no more than ten years from the date of grant, and that the option exercise price shall be at least equal to 100% of the fair market value of the Common Stock on the date of grant.

COMPARISON OF STOCK PERFORMANCE

          The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index for the period beginning on January 1, 2000 and ending on December 31, 2004. The graph assumes an investment of $100 on December 31, 1999 in the Company’s Common Stock and in each of the indices, and the reinvestment of all dividends, if any. The stockholder return shown on the graph below is not necessarily indicative of future performance, and the Company will not make or endorse any predictions as to future stockholder returns.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Nastech Pharmaceutical Company Inc.	100.0	207.1	458.6	253.0	284.3	358.0
NASDAQ Stock Market Index (U.S.)	100.0	60.3	47.8	33.1	49.4	53.8
NASDAQ Pharmaceutical Stocks Index	100.0	124.7	106.3	68.7	100.7	107.2

SUBMISSION OF STOCKHOLDER PROPOSALS

          The Company intends to hold its 2006 annual meeting of stockholders in May 2006. To be considered for inclusion in the Company’s notice of annual meeting and proxy statement for, and for presentation at, the 2006 annual meeting of the Company’s stockholders, a stockholder proposal must be received by Gregory L. Weaver, Secretary, Nastech Pharmaceutical Company Inc., 3450 Monte Villa Parkway, Bothell, Washington 98021, no later than [__________], 2005, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

          The Company’s Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in the Company’s notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the 2006 annual meeting of the Company’s stockholders, any such stockholder proposal must be received by Gregory L. Weaver, Secretary, Nastech Pharmaceutical Company, no earlier than [__________], 2006 and no later than [__________], 2006, and discretionary authority may be used if untimely submitted.

OTHER MATTERS

          The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to Gregory L. Weaver, Secretary, Nastech Pharmaceutical Company Inc., 3450 Monte Villa Parkway, Bothell, Washington 98021.

          The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

          It is important that the proxies be returned promptly and that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By order of the Board of Directors,

Gregory L. Weaver
Secretary

[__________], 2005
Bothell, Washington

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NASTECH PHARMACEUTICAL COMPANY INC.

     The undersigned corporation, in order to amend its Certificate of Incorporation, hereby certifies as follows:

     FIRST: The name of the corporation is Nastech Pharmaceutical Company Inc. (hereinafter called the “Corporation”), which is the name under which the Corporation was originally incorporated. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 23, 1983.

     SECOND: The Certificate of Incorporation, as amended and now in full force and effect, is hereby amended as follows:

     Paragraph FOURTH: (a) of the Certificate of Incorporation, as amended, is hereby deleted in its entirety and replaced with the following:

“FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is 50,000,000 shares of Common Stock, $0.006 par value per share and 100,000 shares of Preferred Stock, $0.01 par value per share.”

     THIRD: The amendment effected herein was adopted by the Corporation’s Board of Directors and authorized by a majority of the holders of the outstanding shares of common stock entitled to vote thereon at an annual meeting of stockholders pursuant to sections 222 and 242 of the Delaware General Corporation Law of the State of Delaware.

               IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed in its corporate name by ___, its authorized officer, this ___day of ___, 2005.

NASTECH PHARMACEUTICAL COMPANY INC.

By:

Name:
Title:

ANNEX B

RESTATED CERTIFICATE OF INCORPORATION

OF

NASTECH PHARMACEUTICAL COMPANY INC.

               Nastech Pharmaceutical Company Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

               1. The name of the corporation is Nastech Pharmaceutical Company Inc. (hereinafter called the “Corporation”) which is the name under which the Corporation was originally incorporated. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 23, 1983.

               2. This Restated Certificate of Incorporation restates and further amends the provisions of the Certificate of Incorporation of the Corporation as heretofore amended and was adopted by the Corporation’s Board of Directors and authorized by a majority of the holders of the outstanding shares of common stock entitled to vote thereon at an annual meeting of stockholders pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware.

               3. The Restated Certificate of Incorporation hereby reads in its entirety as follows:

“RESTATED CERTIFICATE OF INCORPORATION

OF

NASTECH PHARMACEUTICAL COMPANY INC.

               FIRST: The name of the Corporation is NASTECH PHARMACEUTICAL COMPANY INC.

               SECOND: The Corporation’s registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, 19801. Its Registered Agent at such address is The Corporation Trust Company.

               THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

               FOURTH:

               (a) The total number of shares of stock which the Corporation shall have authority to issue is ___1shares of Common Stock, $0.006 par value per share and 100,000 shares of Preferred Stock, $0.01 par value per share.

               (b) The designations and the powers, preferences, rights and the qualifications or restrictions thereof are as follows:

          The Board of Directors of the Corporation is authorized subject to limitations prescribed by law and this Article Fourth, from time to time to provide for the issuance, without additional authority from the Corporation’s shareholders, all or any part of the above authorized Preferred Stock, par value one cent ($0.01) per share, and in connection therewith by resolution or resolutions providing for the issuance of shares thereof, to divide into series any portion of or all of the Preferred Stock, to fix the number of shares constituting such series, and to fix the stated value, fix or alter the voting rights, dividend rights, dividend rates, conversion rights, powers, preferences, rights and terms of redemption, rights upon dissolution or liquidation, and any other special rights, qualifications, limitations, or restrictions of the shares of Preferred Stock of any such series thereof to the full extent now or hereafter permitted by the laws of the State of Delaware.

                         (c) Ten thousand (10,000) of the authorized shares of Preferred Stock are hereby designated “Series A Junior Participating Preferred Stock.”

[1]	In the event that Proposal No. 3 is approved by the stockholders of the Company at the Annual Meeting, the number of authorized shares of Common Stock shall be 50,000,000. In the event that Proposal No. 3 is not approved by the stockholders of the Company at the Annual Meeting, the number of authorized shares of Common Stock shall be 25,000,000.

                         (d) The rights, preferences, privileges, restrictions and other matters relating to the Series A Junior Participating Preferred Stock are as follows:

               Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 10,000. Such number of shares may be increased or decreased by resolution of the Board of Directors of the Corporation (hereinafter called the “Board of Directors” or the “Board”); provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

               Section 2. Dividends and Distributions.

               (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, $.006 par value per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A

2

Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

               Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

               (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein, in any other Designation of Rights, Terms and Preferences creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

               (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               Section 4. Certain Restrictions.

3

               (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                         (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                         (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                         (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, or in any other Designation of Rights, Terms and Preferences creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A

4

Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.

     Section 10. Amendment. The Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers,

5

preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

     FIFTH: The Board of Directors shall have the power to make and to alter or amend the By-Laws of the Corporation.

     SIXTH: Pursuant to, and to the full extent permitted by, Section 145 and any other relevant provisions of the General Corporation Law of the State of Delaware, the Corporation shall, and is hereby obligated to, indemnify any person, or the heirs, executors, or administrators of such person, who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending, or completed action, suit, or proceeding (a “proceeding”), whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan. The Corporation shall, and is hereby obligated to indemnify any of said persons in each and every situation where the Corporation is obligated to make such indemnification pursuant to said statutory provisions. The Corporation shall also, and is hereby obligated to, indemnify any of said persons in each and every situation where, under the aforesaid statutory provisions, the Corporation is not obligated, but is nevertheless permitted or empowered, to make such indemnification, it being understood that, prior to making such indemnification, the Corporation shall make, or cause to be made, such determinations or decisions, following such procedures or methods, as are required by said statutes. The Corporation shall be further obligated to provide for advancement of all expenses, including attorneys’ fees, incurred by any such director or officer in defending any proceeding upon delivery to the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification, and rights to have the Corporation pay the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Sixth with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     SEVENTH: Pursuant to Title 8, Delaware Code, Section 102 (b)(7), no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this paragraph shall not eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of Title 8 of the Delaware Code; or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date when the provision became effective.

     EIGHTH: The election of directors of the Corporation need not be by written ballot.”

6

     IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed in its corporate name by ___, its authorized officer, this ___day of ___, 2005.

NASTECH PHARMACEUTICAL COMPANY INC.

By:

Name:
Title:

7

NASTECH PHARMACEUTICAL COMPANY INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

PROOF # 2

DATE:	[__________], 2005
TIME:	9:00 A.M. Eastern Daylight Time
PLACE:	THE UNIVERSITY CLUB
1 WEST 54TH STREET
NEW YORK, NEW YORK 10019

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

The Board of Directors recommends a vote “FOR” proposal numbers 1, 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Dr. Steven C. Quay Susan B. Bayh
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	J. Carter Beese, Jr. Dr. Alexander D. Cross
		¡	Dr. Ian R. Ferrier
☐	FOR ALL EXCEPT (See instructions below)	¡ ¡	Myron Z. Holubiak Leslie D. Michelson
		¡	John V. Pollock
		¡	Gerald T. Stanewick
		¡	Bruce R. Thaw
		¡	Devin N. Wenig

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.	☐	☐	☐

3.	Approval of a proposal to change the capital structure of the Company by increasing the number of authorized shares of common stock from 25,000,000 to 50,000,000.	☐	☐	☐

4.	Approval of the proposed Restated Certificate of Incorporation of the Company with changes to modernize, clarify and otherwise make the Company’s current Certificate of Incorporation consistent with the Company’s Amended and Restated Bylaws and Delaware Law.	☐	☐	☐

Any prior proxy authorized by the undersigned is hereby revoked. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the related Proxy Statement dated [__________], 2005.

Your vote is important. Authorizing the proxies named herein to cast your vote in the manner described on this instruction card in accordance with the General Corporation Law of the State of Delaware, votes all shares of common stock of Nastech Pharmaceutical Company Inc. that you are entitled to vote. We urge you to promptly authorize the proxies named herein to cast your vote by detaching, signing and returning the attached proxy card in the postage-paid envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on the records of the Company and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other representative capacity, give full title.

PROOF # 2

NASTECH PHARMACEUTICAL COMPANY INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Dr. Steven C. Quay and Gregory L. Weaver, or either of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Nastech Pharmaceutical Company Inc. (the “Company”) to be held at The University Club, 1 West 54th Street, New York, New York 10019, on [__________], 2005, at 9:00 a.m., Eastern Daylight Time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for proposal numbers 1, 2, 3 and 4. Any prior proxies are hereby revoked.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS: